UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 5, 2003


                     MaxxZone.com, Inc.
                 ---------------------------
     (Exact name of Registrant as specified in charter)


      Nevada              000-33465                88-0503197
   -------------        -------------            ---------------
   (State of Other      (Commission              (IRS Employer
   Jurisdiction          File Number)           Identification No.)
   of Incorporation)


     1770 N. Green Valley Pkwy.
           Suite 3214
        Las Vegas, Nevada                          89014
  --------------------------------             ------------
   (Address of Principal Executive              (Zip Code)
             Offices)


Registrant's telephone number, including area code: (702) 616-7337


                             N/A
                      ----------------
    (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events and Regulation FD Disclosure.

On December 5, 2003, The Board of Directors amended the Bylaws of the corporation to allow for notice of special shareholders meetings and consent thereto by a majority of shareholders entitled to vote on any matter as allowed under Nevada law.




                           SIGNATURES

     Pursuant  to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                       MaxxZone.com, Inc.
                     ----------------------
                          (Registrant)

By: /s/ Roland Becker                    Date: December 11, 2003
   ---------------------
Roland Becker, President


































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